Equity Method Investment in Joint Venture	9 Months Ended	12 Months Ended
	Sep. 30, 2020	Dec. 31, 2019
Equity Method Investments and Joint Ventures [Abstract]
Equity Method Investment in Joint Venture

(15) Equity method investment in joint venture

In 2017, the Company entered into agreements with The University of Texas MD Anderson Cancer Center (“MDACC”) to form a joint venture, Optera Therapeutics Corp. (“Optera”), the purpose of which was, in part, to develop and standardize workflows and protocols to enable healthcare providers to implement proof of concept and/or clinical study protocols and cell processing to select and manipulate immune cells using the Company’s technology. Both Berkeley Lights and MDACC received 50% ownership of Optera in consideration of certain rights and licenses and legal fees incurred to set up the new company.

The Company accounted for its investment and financial interests in Optera using the equity method of accounting and included the Company’s proportionate share of the net loss in its consolidated net loss in the condensed consolidated statement of operations and comprehensive loss. In May 2019, the Optera Board of Directors determined that Optera would cease operations effective immediately and begin the process of dissolution and winding up of the operations.

The total equity losses recorded under this arrangement were $            million during the nine months ended September 30, 2019, which are recorded in other income (expense), net in the condensed consolidated statements of operations and comprehensive loss.

(16) Equity method investment in joint venture

In 2017 Berkeley Lights entered into agreements with MDACC to form a joint venture, Optera, the purpose of which is, in part, to develop and standardize workflows and protocols to enable healthcare providers to implement proof of concept and/or clinical study protocols and cell processing to select and manipulate immune cells using the Company’s technology. Both Berkeley Lights and MDACC received 50% ownership of Optera in consideration for legal fees incurred to set up the new company.

In each of the years ended December 31, 2018 and 2019 the Company entered into a note receivable of $1.0 million, for a total of $2.0 million (see Note 17 to these consolidated financial statements).

The Company accounts for its investment and financial interests in Optera using the equity method of accounting and includes the Company’s proportionate share of the net loss in its consolidated net loss in the statement of operations and comprehensive loss. The total equity losses recorded under this arrangement were $0.8 million during both the years ended December 31, 2018 and 2019, respectively, which are recorded in other income (expense), net in the consolidated statements of operations and comprehensive loss. These losses were recorded as a reserve against the note receivable balances as these amounts were considered part of the Company’s investment in Optera.

Summarized financial information for Optera consists of the following: (in thousands):

	Year ended December 31,

	2018	2019
Total assets	$430	$18
Total liabilities	1,269	18
Operating expenses	733	935
Net loss	734	843

In May 2019, the Optera Board of Directors determined that Optera would cease operations effective immediately and begin the process of dissolution and winding up of the operations. As a result, the Company impaired the carrying value of its notes receivable and related unpaid interest to reflect the amount expected to be received upon repayment, which was partially offset by the reversal of the Company’s share of equity losses that were recorded as a reserve against the notes receivable. The resulting charge of $0.2 million has been recorded in other income (expense), net on the consolidated statement of operations and comprehensive loss. The dissolution and unwinding of Optera was completed in March 2020.